UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 6, 2005


                              BRINX RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


             NEVADA                 333-102441               98-0388682
  (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 820 PIEDRA VISTA ROAD NE, ALBUQUERQUE, NM 87123
               (Address of principal executive offices)(Zip Code)

                                 (505) 250-9992
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 6, 2005, Brinks Resources Ltd, a Nevada corporation ("BNXR"), entered into a letter agreement (the "Letter Agreement") with Vector Exploration, Inc., an Oklahoma corporation, whereby BNXR has acquired a 40% working interest in the Three Sands Prospect (the "Prospect") for a total buy-in cost of $88,000.

BNXR's working interest includes leasehold interests, one re-entry production well, and two drilling wells. BNXR also agreed to participate in drilling operations and related costs. The Letter Agreement is furnished herewith as
Exhibit 10.1 and incorporated by reference herein.

On October 11, 2005, the Company issued a press release announcing the Letter Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                     DOCUMENT
   10.1          Letter Agreement dated October 6, 2005.
   99.1          Press Release dated October 11, 2005.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRINX RESOURCES LTD.


October 12, 2005                         By:  /s/ LEROY HALTERMAN
                                            ------------------------------------
                                              Leroy Halterman, President









                                       2